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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1997
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                         COMMISSION FILE NUMBER 0-26304



                         SUNSTONE HOTEL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

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               MARYLAND                                     52-1891908
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   (State or Other Jurisdiction of                       (I.R.S. Employer
   Incorporation or Organization)                       Identification No.)


115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA          92672
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (714) 361-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (former name or former address, if changed since last report)


The undersigned Registrant hereby amends the following items, the financial statements, Pro Forma Financial information and Exhibits of their Form 8-K dated October 29, 1996, as set forth in the pages attached hereto: NONE

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        This Current Report is being filed for the sole purpose of incorporating the exhibits hereto by reference into the Registration Statement on Form S-3 (File No. 333-16887) of Sunstone Hotel Investors, Inc. These exhibits include the Form of Underwriting Agreement (Exhibit 1.3 to the Registration Statement) and the Opinion of Brobeck, Phleger & Harrison LLP as to tax matters (Exhibit
8.3 to the Registration Statement). These exhibits are deemed incorporated into the Registration Statement as of the date hereof.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits

                1.3  Underwriting Agreement

                8.3 Opinion of Brobeck, Phleger & Harrison LLP as to tax matters


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUNSTONE HOTEL INVESTORS, INC.



Date: April 30, 1997                    By: /s/ KENNETH J. BIEHL,
                                                Chief Financial Officer
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                                                Kenneth J. Biehl,
                                                Chief Financial Officer